Financial risks	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Financial risks
4 Financial risks
4.1 General
Insurance risks are described in note 29.4 for risk exposures arising from contracts within the scope of IFRS 17. Financial risks typically include, but are not limited to, credit risk, liquidity risk and market risk.
As an insurance group, Aegon is exposed to a variety of risks. Aegon’s largest exposures are to changes in financial markets (e.g. foreign currency, interest rate, credit and equity market risks) that affect the value of the investments, liabilities from products that Aegon sells and deferred expenses. Other risks include insurance related risks, such as changes in mortality, morbidity, bond credit spread and liquidity premium, which are discussed in note 29 Insurance contracts. Aegon manages risk at local level where business is transacted, based on principles and policies established at the Group level. Aegon’s integrated approach to risk management involves similar measurement of risk and scope of risk coverage to allow for aggregation of the Group’s risk position.
To manage the risk from changes in financial markets, Aegon’s products are priced using a market-consistent framework and comprehensive asset liability management (ALM) programs are implemented to ensure that the assets backing policyholder benefits are invested prudently over the long term. A range of ALM techniques are used across the Group. These range in terms of sophistication and complexity from cash-flow matching (for traditional fixed annuities) to duration matching (for the Universal Life range of products) to derivative-based semi-static and dynamic hedges (to match variable annuities and indexed universal life.).
To manage its risk exposure, Aegon has risk policies in place. Many of these policies are group-wide while others are specific to the unique situation of local businesses. For ALM specifically, the Enterprise Risk Management (ERM) framework includes several risk policies that govern ALM strategies, such as the Investment and Counterparty Risk Policy (ICRP). The ICRP governs the management of investment risks associated with credit, equity, property, alternative asset classes, interest rate and currency risk in addition to option markets, implied volatility risk, interest rate options and swaptions. As well as product-level ALM programs, subsidiary businesses are required by the ICRP to maintain overarching entity-level ALM strategies that set the direction and limits for the aggregated product-level programs. Significant or complex ALM strategies are approved at group level, and all programs are subject to Group Risk oversight.
Together with the ICRP, which guides ALM strategy, several other ERM policies govern concentration risk, liquidity risk, use of derivatives and securities lending and repos. As Aegon uses derivatives extensively, collateral calls can be significant depending on market circumstances. Liquidity is managed at legal entity level in the first instance with central coordination by Aegon Ltd. Aegon US may use external market solutions to match projected liquidity requirements with funding.
Next to guidance, the Group level policies also provide limits to Aegon’s exposure to major risks such as equity, interest rates, credit, and currency. The limits in these policies in aggregate remain within Aegon’s overall tolerance for risk and the Group’s financial resources. Operating within this policy framework, Aegon employs risk management programs including ALM processes and models and hedging programs (which are largely conducted via the use of financial derivative instruments). These risk management programs are in place in each country unit and are not only used to manage risk in each unit but are also part of the Aegon’s overall risk strategy.
Aegon operates a Derivative Use Policy to govern its use of derivatives. This policy establishes the control, authorization, execution and monitoring requirements of the usage of such instruments. In addition, the policy stipulates necessary mitigation of credit risk created through derivatives management tools. For derivatives, counterparty credit risk is normally mitigated by requirements to post collateral via credit support annex agreements or through a central clearing house.
As part of its risk management programs, Aegon takes inventory of its current risk position across risk categories. Aegon also measures the sensitivity of net result and shareholders’ equity under both deterministic and stochastic scenarios. Management uses the insight gained through these “what if?” scenarios to manage the Group’s risk exposure and capital position. The models, scenarios and assumptions used are reviewed regularly and updated as necessary.
Results of Aegon’s sensitivity analyses are presented throughout this section to show the estimated sensitivity of CSM, net result and shareholders’ equity to various scenarios. For each type of market risk, the analysis shows how net result and shareholders’ equity would have been affected by changes in the relevant risk variable. In case of insurance contracts, changes in assumptions could have immediate impact on net result, OCI and on CSM, depending on the measurement model. For each sensitivity test the impact of a reasonably possible change in a single factor is shown. Management action is taken into account to the extent that it is part of Aegon’s regular policies and procedures, such as established hedging programs. However, incidental management actions that would require a change in policies and procedures are not considered.
Each sensitivity analysis reflects the extent to which the shock tested would affect management’s critical accounting estimates and judgment in applying Aegon’s accounting policies. Market-consistent assumptions underlying the measurement of non-listed
assets and liabilities are adjusted to reflect the shock tested. The shock may also affect the measurement of assets and liabilities based on assumptions that are not observable in the market. For example, a shock in interest rates may lead to increased expected credit losses on debt investments. Although management’s short-term assumptions may change if there is a reasonably possible change in a risk factor, long-term assumptions will generally not be revised unless there is evidence that the movement is permanent. This fact is reflected in the sensitivity analyses.
The sensitivities do not reflect what the net result for the period would have been if risk variables had been different because the analysis is based on the exposures in existence at the reporting date rather than on those that actually occurred during the year. Nor are the results of the sensitivities intended to be an accurate prediction of Aegon’s future shareholders’ equity or earnings. The analysis does not take into account the impact of future new business, which is an important component of Aegon’s future earnings. It also does not consider all methods available to management to respond to changes in the financial environment, such as changing investment portfolio allocations or adjusting premiums and crediting rates. Furthermore, the results of the analyses cannot be extrapolated nor can be interpolated for wider variations since effects do not tend to be linear.
Concentration risk for financial risks are measured and managed at the following levels:

∎	Concentration per risk type: Risk exposures are measured per risk type as part of Aegon’s internal economic framework. A risk tolerance framework is in place which sets risk limits per risk type to target desired risk balance and promote diversification across risk types;

∎	Concentration per counterparty: Risk exposure is measured and risk limits are in place per counterparty as part of the Counterparty Name Limit Policy; and

∎	Concentration per sector, geography and asset class: Aegon’s investment strategy is translated in investment mandates for its internal and external asset managers. Through these investment mandates limits on sector, geography and asset class are set. Compliance monitoring of the investment mandates is done by the insurance operating companies.

Moreover, concentration of financial risks are measured in Aegon business planning cycle. As part of business planning, the resilience of Aegon’s business strategy is tested in several extreme event scenarios. In the Adverse Financial scenario, financial markets are stressed without assuming diversification across different market factors. Within the projection certain management actions may be implemented when management deems this necessary.
Aegon’s significant financial risks and related financial information are explained in the order as follows:

∎	Credit risk (note 4.2)

∎	Market risk (note 4.3)

∎	Equity market risk and other investment risks

∎	Interest rate risk

∎	Currency exchange risk

∎	Liquidity risk (note 4.4)
Certain information in this note is presented per segment, please see note 5 Segment information for the definition of Aegon’s segments.
4.2 Credit risk
Credit risk is the risk of financial loss to Aegon if a counterparty to a reinsurance contract or financial instrument fails to meet its contractual obligations; the risk of economic loss due to the deterioration in the financial condition of counterparties, either through fair value losses on traded securities or through defaults on traded securities, loans and mortgages.
Aegon implemented policies and procedures to govern credit limits and processes to manage credit risk, concentration risk and counterparty risk with regards to all the Group’s material businesses with credit exposures in scope, including bonds, loans, cash and equivalents, collateralized assets, reinsurance assets, and assets measured at fair value. The Group uses risk gradings aligned with the major credit rating agencies, and in case of specific asset portfolios like residential mortgage loans implements internal risk gradings that reflect its assessment of the probability of default of individual counterparties.
The credit grades are calibrated such that the risk of default increases exponentially at each higher risk grade. For example, this means that the difference in the Probability of Default (PD) between AAA and A grade is lower than the difference in the PD between BBB and B rating grade.
4.2.1 Aegon’s maximum exposure to credit risk
As premiums and deposits are received, these funds are invested to pay for future policyholder obligations. For assets backing insurance liabilities measured under the general model and the premium allocated approach, as well as other “free” assets, Aegon typically bears the risk for investment performance which is equal to the return of principal and interest. Aegon is exposed to credit risk on its fixed-income portfolio (debt securities, mortgages and private placements), over-the-counter
derivatives and reinsurance contracts. Some issuers have defaulted on their financial obligations for various reasons, including bankruptcy, lack of liquidity, downturns in the economy, downturns in real estate values, operational failure and fraud. During financial downturns, Aegon can incur defaults or other reductions in the value of these securities and loans, which could have a materially adverse effect on Aegon’s business, results of operations and financial condition.
The estimates of best estimate liability for (re)insurance contracts assets represent Aegon’s maximum exposure to credit risk from these assets. Please see the cash flow information in note 29 (Insurance contracts and reinsurance contracts held).

The following table contains an analysis of Aegon’s maximum credit risk exposure from financial assets. Please see note 39 and 40 for further information on capital commitments and contingencies and on collateral given, which may expose the Group to credit risk.

2023	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guaran- tees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcol- lateraliza- tion)	Net exposure

Debt securities	55,811	-	-	93	-	-	-	93	-	55,718

Money market and other short-term investments	8,695	-	442	-	-	-	-	442	24	8,277

Loans	10,183	31	-	20	23,711	-	-	23,762	13,579	-

Unconsolidated investment funds	167,411	-	-	-	-	-	-	-	-	167,411

Deposits with financial institutes	2,289	-	-	-	-	-	-	-	-	2,289

Other investments	5,040	-	-	-	-	-	-	-	-	5,040

Derivative assets	1,429	832	669	-	-	373	-	1,875	550	104

Reinsurance assets	16,608	-	13,416	82	-	-	-	13,498	-	3,110

On December 31	267,465	864	14,528	194	23,711	373	-	39,669	14,153	241,949

2022	Maximum exposure to credit risk	Cash	Securities	Letters of credit / guaran- tees	Real estate property	Master netting agree- ments	Other	Total collateral	Surplus collateral (or overcol- lateraliza- tion)	Net exposure

Debt securities	59,341	-	-	96	-	-	-	96	-	59,245

Money market and other short-term investments	6,881	-	312	-	-	-	-	312	23	6,592

Loans	10,419	40	-	22	24,763	-	-	24,825	14,407	1

Unconsolidated investment funds	154,741	-	-	-	-	-	-	-	-	154,741

Deposits with financial institutes	2,405	-	-	-	-	-	-	-	-	2,405

Other investments	4,618	-	-	-	58	-	-	58	35	4,595

Derivative assets	2,771	257	426	-	-	2,174	-	2,858	173	86

Reinsurance assets	16,939	-	14,162	103	-	-	-	14,265	-	2,675

On December 31	258,116	297	14,900	221	24,822	2,174	-	42,414	14,638	230,341
Debt securities
Several bonds in Aegon’s Americas’ portfolio are guaranteed by Monoline insurers. This is shown in the table above in the column “Letters of credit / guarantees”.
Money market and short-term investments
The collateral reported for the money market and short-term investments are related to tri-party
repurchase agreements (repos). Within
tri-party
repos Aegon invests under short-term reverse repurchase agreements and the counterparty posts collateral to a third party custodian. The collateral posted is typically high-quality, short-term securities and is only accessible for or available to Aegon in the event the counterparty defaults.
The following table contains an analysis of Aegon’s credit risk exposure for debt instruments for which an ECL allowance is recognized. See note 4.2.6 for a more detailed description of ECL measurement. All asset categories not presented here are determined to have non-material
credit risk or to be of short-term nature (cash and cash equivalents, other receivables). The gross carrying amount of financial assets below also represents Aegon’s maximum exposure to credit risk on these assets.

	2023					2022
	ECL staging					ECL staging
	Stage 1	Stage 2	Stage 3			Stage 1	Stage 2	Stage 3
Financial assets measured at FVOCI - with recycling	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit- impaired	Purchased credit impaired	Total	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit- impaired	Purchased credit impaired	Total

AAA	2,961	-	-	-	2,961	9,562	-	-	-	9,562

AA	9,217	-	2	-	9,219	4,034	-	-	-	4,034

A	18,410	-	-	-	18,411	18,224	10	2	-	18,235

BBB	17,534	11	-	1	17,547	19,696	6	-	-	19,702

BB	899	136	-	-	1,035	1,250	172	3	2	1,427

B	431	120	3	-	554	432	153	5	-	590

CCC and lower	120	91	319	99	629	76	72	394	123	664

Gross carrying amount	49,571	358	325	100	50,354	53,273	413	403	125	54,214

Expected credit loss	(147)	(25)	(64)	(2)	(238)	(157)	(32)	(86)	(1)	(276)

Total	49,571	358	325	100	50,354	53,273	413	403	125	54,214
Loans
The real estate collateral for mortgages includes both residential and commercial properties. The collateral for commercial mortgage loans
in Aegon Americas is measured at fair value. At a minimum on an annual basis, a fair value is estimated for each individual real estate property that has been pledged as collateral. When a loan is originally provided, an external appraisal is obtained to estimate the value of the property. In subsequent years, the value is typically estimated internally using various professionally accepted valuation methodologies. Internal appraisals are performed by qualified, professionally accredited personnel. International valuation standards are used and the most significant assumptions made during the valuation of real estate are the current cost of reproducing or replacing the property, the value that the property’s net earning power will support, and the value indicated by recent sales of comparable properties. Valuations are primarily supported by market evidence.
Cash collateral for mortgage loans includes the savings that have been received to redeem the underlying mortgage loans at redemption date. These savings are part of the credit side of the statement of financial position but reduce the credit risk for the mortgage loan as a whole.

	2023					2022
	ECL staging					ECL staging
	Stage 1	Stage 2	Stage 3			Stage 1	Stage 2	Stage 3
Loans at amortized cost	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit- impaired	Purchased credit impaired	Total	12-month ECL	Lifetime ECL not credit- impaired	Lifetime ECL credit- impaired	Purchased credit impaired	Total

Internal grade 1	947	-	-	-	947	1,484	-	-	-	1,484

Internal grade 2	3,929	2	-	-	3,930	4,438	2	-	-	4,440

Internal grade 3	4,460	24	-	-	4,485	3,775	-	-	-	3,775

Internal grade 4	778	7	-	-	785	671	-	-	-	671

Internal grade 5	33	2	-	-	35	48	-	-	-	48

Internal grade 6	-	-	-	-	-	-	-	-	-	-

Internal grade 7 or lower	-	-	-	-	-	-	-	-	-	-

Gross carrying amount	10,147	35	-	-	10,183	10,416	2	-	-	10,419

Expected credit loss	(24)	(1)	-	-	(26)	(12)	-	-	-	(12)

Total	10,123	33	-	-	10,156	10,404	2	-	-	10,407

Financial assets designated at fair value through profit or loss
Significant portion of instruments have been designated as FVPL. On December 31 2023, the maximum exposure to credit risk of these financial assets was their carrying amount of EUR 1,736 million (December 2022: EUR 1,376 million). The credit risk of these financial assets has not been hedged by the use of derivatives. The following changes in fair value have been recognized for these investments:

Financial assets designated at FVPL	Debt securities	Money market and other short-term investments	Total

Change in fair value attributable to changes in credit risk during the year	46	(1)	45

Cumulative change in fair value attributable to changes in credit risk held on December 31	20	-	20

Financial assets designated at FVPL	Debt securities	Money market and other short-term investments	Total

Change in fair value attributable to changes in credit risk during the year	(24)	-	(24)

Cumulative change in fair value attributable to changes in credit risk held on December 31	(22)	-	(22)
The change in fair value attributable to changes in credit risk is determined as the total amount of the change in fair value that is not attributable to changes in the observable benchmark interest rate or in other market rates. This approach provides a reasonable approximation of changes attributable to credit risk because fixed income securities valuation is mainly driven by two factors – interest rates and credit spreads, and the fair value change due to credit risk can therefore be estimated by removing impacts from non-credit
related factors.
Derivatives
The master netting agreements column in the table relates to derivative liability positions which are used in Aegon’s credit risk management. The offset in the master netting agreements column includes balances where there is a legally enforceable right of offset, but no intention to settle these balances on a net basis under normal circumstances. As a result, there is a net exposure for credit risk management purposes. However, as there is no intention to settle these balances on a net basis, they do not qualify for net presentation for accounting purposes.
Reinsurance assets
The collateral related to the reinsurance assets include assets in trust that are held by the reinsurer for the benefit of Aegon. The assets in trust can be accessed to pay policyholder benefits in the event the reinsurers fail to perform under the terms of their contract. Further information on the related reinsurance transactions is included in note 29.
Collateral and other credit enhancements
Aegon employs a range of policies and practices to mitigate credit risk and the most common of these is accepting collateral for funds advanced. The Group has internal policies on the acceptability of specific classes of collateral or credit risk mitigation.
Collateral and other credit enhancements obtained
On December 31, 2023, the Group held no collateral that were obtained during the year (EUR 0 in 2022) by taking possession of collateral held as security against receivables. The Group’s policy is to pursue timely realization of the collateral in an orderly manner. Aegon does not generally use the non-cash
collateral for its own operations.
4.2.2 Credit risk management
Aegon manages credit risk exposure by individual counterparty, sector and asset class, including cash positions. Normally, Aegon mitigates credit risk in derivative contracts by entering into credit support agreement, where practical, and in ISDA master netting agreements for most of Aegon’s legal entities to facilitate Aegon’s right to offset credit risk exposure. Main counterparties to these transactions are investment banks which are typically rated “A” or higher. The credit support agreement will normally dictate the threshold over which collateral needs to be pledged by Aegon or its counterparty. Transactions requiring Aegon or its counterparty to post collateral are typically the result of derivative trades, comprised mostly of interest rate swaps, equity swaps, currency swaps and credit swaps. Collateral received is mainly cash (USD and EUR). The credit support agreements that outline the acceptable collateral require high-quality instruments to be posted. Over the last three years, there was no default with any derivatives counterparty. The credit risk associated with financial assets subject to a master netting agreement is eliminated only to the extent that financial liabilities due to the same counterparty will be settled after the assets are realized. Eligible derivative transactions are traded via Central Clearing Houses as required by EMIR and the Dodd-Frank act. Credit risk in these transactions is mitigated through posting of initial and variation margins.
Aegon may also mitigate credit risk in reinsurance contracts by including downgrade clauses that allow the recapture of business, retaining ownership of assets required to support liabilities ceded or by requiring the reinsurer to hold assets in trust. For the resulting net credit risk exposure, Aegon employs deterministic and stochastic credit risk modeling in order to assess the Group’s credit risk profile, associated earnings and capital implications due to various credit loss scenarios.
Aegon operates a Credit Name Limit Policy (CNLP) under which limits are placed on the aggregate exposure that it has to any one counterparty. Limits are placed on the exposure at both group level and individual country units. The limits also vary by a rating system, which is a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. If an exposure exceeds the stated limit, then the exposure must be reduced to the limit for the country unit and rating category as soon as possible. Exceptions to these limits can only be made after explicit approval from Aegon’s Group Risk and Capital Committee (GRCC). The policy is reviewed regularly.
The Group offers products that cover inflation risk for policyholders. To hedge the inflation risk, the Group invests in financial instruments of which the value depends on the rate of inflation. This significantly reduces the net exposure to inflation risk.
4.2.3 Credit rating
Aegon group level long-term counterparty exposure limits are as follows:
Group limits per credit rating

Amounts in EUR million	2023	2022

AAA	900	900

AA	900	900

A	675	675

BBB	450	450

BB	250	250

B	125	125

CCC or lower	50	50
The ratings distribution of general account portfolios of Aegon’s major reporting units, excluding reinsurance assets, are presented in the table that follows, organized by rating category and split by assets that are valued at fair value and assets that are valued at amortized cost. Aegon uses a composite rating based on a combination of the external ratings of S&P, Moody’s, Fitch and National Association of Insurance Commissioners (NAIC which is for US only) and internal ratings. The rating used is the lower of the external rating and the internal rating.

	Americas		United Kingdom		International		Asset Management		Total 2023 1)
Financial assets	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value

AAA	947	6,836	-	38	-	35	52	123	998	7,033	8,031

AA	3,930	9,191	-	514	-	161	-	-	3,930	9,866	13,796

A	4,485	19,474	-	220	1	791	-	-	4,486	20,486	24,972

BBB	785	17,679	-	124	-	466	-	-	803	18,269	19,072

BB	33	1,084	-	1	-	41	-	-	33	1,126	1,160

B	2	570	-	-	-	9	-	-	2	579	581

CCC or lower	-	986	-	-	-	6	-	-	-	992	992

Assets not rated	-	4,444	-	797	-	4	-	1	-	5,286	5,286

Total	10,182	60,264	-	1,695	1	1,514	52	124	10,253	63,638	73,891

ECL on financial assets	(26)	(228)	-	-	-	(10)	-	-	(26)	(238)	(263)

On December 31, 2023	10,156	60,264	-	1,695	1	1,514	52	124	10,227	63,638	73,865

1	Includes investments of Holding and other activities.

	Americas		United Kingdom		International		Asset Management		Total 2022 1)
Financial assets	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Amortized cost	Fair value	Total carrying value

AAA	1,484	12,243	-	55	-	91	-	135	1,522	12,523	14,046

AA	4,440	3,996	-	461	-	158	-	-	4,440	4,615	9,055

A	3,775	20,233	-	262	7	921	-	-	3,782	21,416	25,198

BBB	671	19,313	-	123	1	763	-	-	672	20,198	20,870

BB	48	1,439	-	1	-	71	-	-	48	1,512	1,560

B	-	594	-	-	-	13	-	-	-	607	607

CCC or lower	-	900	-	-	-	5	-	-	-	905	905

Assets not rated	-	4,480	-	582	-	-	-	1	-	5,182	5,182

Total	10,417	63,200	-	1,483	9	2,021	-	136	10,464	66,959	77,423

ECL on financial assets	(12)	(264)	-	-	-	(12)	-	-	(12)	(277)	(289)

On December 31, 2022	10,406	63,200	-	1,483	9	2,021	-	136	10,453	66,959	77,412

1	Includes investments of Holding and other activities.
The following table shows the credit quality of the reinsurance contracts included in the statement of financial position:

Carrying value	2023	2022

AAA	-	-

AA	1,245	1,609

A	14,089	14,322

Below A	4	5

Not rated	662	733

On December 31	16,000	16,669
4.2.4 Credit risk concentration
The tables that follow present specific credit risk concentration information for general account financial assets.

Credit risk concentrations – debt securities and money market investments	Americas	United Kingdom	International	Asset Management	Total 2023 1)	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	933	-	-	-	933	(13)

Commercial mortgage-backed securities (CMBSs)	2,216	73	34	-	2,323	(17)

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	557	-	3	-	560	-

ABSs – Other	2,905	53	28	52	3,037	(9)

Financial - Banking	3,412	173	201	-	3,786	(14)

Financial - Other	11,909	38	289	97	12,332	(33)

Capital goods and other industry	3,443	24	143	-	3,609	(23)

Communications & Technology	4,242	2	140	-	4,384	(30)

Consumer cyclical	3,197	29	85	-	3,311	(20)

Consumer non-cyclical	5,661	74	111	-	5,846	(24)

Energy	2,821	20	55	-	2,896	(19)

Transportation	1,633	-	30	-	1,663	(6)

Utility	4,190	73	75	-	4,338	(10)

Government bonds	7,349	338	265	17	7,969	(20)

On December 31, 2023	54,467	898	1,458	166	56,988	(237)

1	Includes investments of Holding and other activities.

Credit risk concentrations – debt securities and money market investments	Americas	United Kingdom	International	Asset Management	Total 2022 1)	Of which past due and / or impaired assets

Residential mortgage-backed securities (RMBSs)	1,136	-	-	5	1,141	(9)

Commercial mortgage-backed securities (CMBSs)	2,707	94	37	-	2,838	-

Asset-backed securities (ABSs) - CDOs backed by ABS, Corp. bonds, Bank loans	438	-	3	-	440	-

ABSs – Other	2,400	53	15	9	2,478	(6)

Financial - Banking	3,957	168	319	-	4,444	(14)

Financial - Other	10,778	36	353	96	11,264	(31)

Capital goods and other industry	3,769	22	132	-	3,923	(25)

Communications & Technology	4,658	2	171	-	4,831	(51)

Consumer cyclical	3,742	28	106	-	3,877	(25)

Consumer non-cyclical	5,445	85	144	-	5,674	(47)

Energy	3,205	19	102	-	3,326	(23)

Transportation	1,728	-	43	-	1,771	(6)

Utility	4,319	69	80	-	4,469	(11)

Government bonds	7,962	323	488	17	8,790	(26)

On December 31, 2022	56,243	901	1,994	128	59,265	(276)

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk	Americas	United Kingdom	International	Asset Management	Total 2023 1)

United States	6,632	-	62	-	6,694

Netherlands	-	-	2	-	2

United Kingdom	-	289	-	17	307

Austria	-	-	10	-	10

Belgium	-	-	4	-	4

France	-	28	8	-	36

Hungary	20	-	4	-	24

Indonesia	71	-	-	-	71

Luxembourg	-	-	1	-	1

Spain	-	-	153	-	153

Rest of Europe	46	-	13	-	58

Rest of world	581	21	8	-	610

On December 31, 2023	7,349	338	265	17	7,969

1	Includes investments of Holding and other activities.

Credit risk concentrations – Government bonds per country of risk	Americas	United Kingdom	International	Asset Management	Total 2022 1)

United States	7,209	-	80	-	7,290

Netherlands	-	-	-	-	-

United Kingdom	-	275	-	17	292

Austria	-	-	3	-	3

Belgium	-	-	3	-	3

France	-	27	2	-	29

Hungary	18	-	4	-	22

Indonesia	82	-	-	-	82

Luxembourg	-	-	1	-	1

Spain	-	-	152	-	152

Rest of Europe	48	-	229	-	277

Rest of world	604	21	13	-	638

On December 31, 2022	7,962	323	488	17	8,790

1	Includes investments of Holding and other activities.

	Government Bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2023 1)

AAA	166	503	2,462	3,915	7,046

AA	6,444	2,262	1,160	-	9,866

A	723	16,352	2,101	-	19,176

BBB	354	17,408	404	-	18,165

BB	205	838	78	-	1,121

B	69	496	30	-	596

CCC or lower	9	245	618	-	872

Assets not rated	-	2	-	144	147

On December 31, 2023	7,969	38,106	6,853	4,059	56,988

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

	Government Bonds	Corporate bonds	RMBSs CMBSs ABSs	Other	Total 2022 1)

AAA	5,980	724	2,997	2,780	12,482

AA	1,243	2,484	815	-	4,541

A	753	16,180	1,960	-	18,894

BBB	538	19,312	306	-	20,156

BB	206	1,204	102	-	1,513

B	65	519	23	-	607

CCC or lower	4	207	694	-	905

Assets not rated	-	15	-	152	167

On December 31, 2022 2)	8,790	40,645	6,897	2,933	59,265

1	Includes investments of Holding and other activities.
2	CNLP Ratings are used and are the lower of the Barclay’s Rating and the Internal Rating with the Barclay’s rating being a blended rating of S&P, Fitch, and Moody’s.

Credit risk concentrations – mortgage loans	Americas	United Kingdom	International	Asset Management	Total 2023	Of which past due and / or impaired assets

Agricultural	46	-	-	-	46	-

Apartment	5,365	-	-	-	5,365	(10)

Industrial	410	-	-	-	410	-

Office	1,300	-	-	-	1,300	(14)

Retail	1,372	-	-	-	1,372	(1)

Other commercial	1,663	-	1	-	1,664	-

On December 31, 2023	10,156	-	1	-	10,156	(26)

Credit risk concentrations – mortgage loans	Americas	United Kingdom	International	Asset Management	Total 2022	Of which past due and / or impaired assets

Agricultural	49	-	-	-	49	-

Apartment	5,517	-	-	-	5,517	(4)

Industrial	402	-	-	-	402	-

Office	1,515	-	-	-	1,515	(7)

Retail	1,465	-	-	-	1,465	(1)

Other commercial	1,456	-	1	-	1,457	-

On December 31, 2022	10,406	-	1	-	10,406	(12)
4.2.5 Unconsolidated structured entities
Aegon’s investments in unconsolidated structured entities such as RMBSs, CMBSs and ABSs and investment funds are presented in the line item “Investments” of the statement of financial position. Aegon’s interests in these unconsolidated structured entities can be characterized as basic interests, Aegon does not have loans, derivatives, guarantees or other interests related to these investments. Any existing commitments such as future purchases of interests in investment funds are disclosed in note 39 Commitments and contingencies.
For debt instruments, specifically for RMBSs, CMBSs and ABSs, the maximum exposure to loss is equal to the carrying amount which is reflected in the credit risk concentration table regarding debt securities and money market investments. To manage credit risk Aegon invests primarily in senior notes of RMBSs, CMBSs and ABSs. The composition of the RMBSs, CMBSs and ABSs portfolios of Aegon are widely dispersed looking at the individual amount per entity, therefore Aegon only has non-controlling
interests in individual unconsolidated structured entities. Furthermore these investments are not originated by Aegon.
Except for commitments as noted in note 39 Commitments and contingencies, Aegon did not provide, nor is required to provide financial or other support to unconsolidated structured entities. Nor does Aegon have intentions to provide financial or other support to unconsolidated structured entities in which Aegon has an interest or previously had an interest.
For RMBSs, CMBSs and ABSs in which Aegon has an interest at reporting date, the following table presents total income received from those interests. The Investments column reflects the carrying values recognized in the statement of financial position of Aegon’s interests in RMBSs, CMBSs and ABSs.

	Total income for the year ended December 31, 2023			December 31, 2023

2023	Interest income	Total gains and losses on sale of assets	Total	Investments

Residential mortgage-backed securities	67	(15)	52	933

Commercial mortgage-backed securities	92	12	105	2,323

Asset-backed securities	40	14	54	560

ABSs - Other	134	57	191	3,037

Total	334	68	402	6,853

	Total income for the year ended December 31, 2022			December 31, 2022

2022	Interest income	Total gains and losses on sale of assets	Total	Investments

Residential mortgage-backed securities	104	26	130	1,141

Commercial mortgage-backed securities	120	(723)	(603)	2,838

Asset-backed securities	25	(34)	(9)	440

ABSs - Other	92	(416)	(324)	2,478

Total	341	(1,148)	(807)	6,897
4.2.6 Expected credit losses
Measurement
The estimation of credit exposure for risk management purposes is complex and requires the use of models, as the exposure varies with changes in market conditions, expected cash flows and the passage of time. The assessment of credit risk of a portfolio of assets entails further estimations as to the likelihood of defaults occurring, of the associated loss ratios and of default correlations between counterparties. Aegon measures credit risk using Probability of Default (PD), Exposure at Default (EAD) and Loss Given Default (LGD). This is similar to the approach used for the purposes of measuring the Expected Credit Loss (ECL) under IFRS 9. See section on ECL developments in the reporting period later in this note for more details.
Losses as a result of credit risk are a natural part of investing in fixed-income securities. The amount of and compensation for this risk are related. A significant management measure to avoid excessive credit risk is to diversify and limit exposure to individual issuers.

a) Recognition of expected credit losses
IFRS 9 outlines a “three-stage” model for impairment based on relative changes in credit quality since initial recognition:

∎	a financial instrument that is not credit-impaired on initial recognition is classified in “Stage 1”;

∎	if a significant increase in credit risk (“SICR”) since initial recognition is identified, the financial instrument is moved to “Stage 2” but is not yet deemed to be credit-impaired (see “Significant increase in credit risk” for further details);

∎	if the financial instrument is credit-impaired, the financial instrument is then moved to “Stage 3”.
Credit risk is continuously monitored by the Group in all the above stages.
Financial instruments in Stage 1 have their Expected Credit Loss (ECL) measured at an amount equal to the portion of lifetime expected credit losses that result from default events possible within the next 12 months. Financial instruments in Stages 2 or 3 have their ECL measured based on expected credit losses on a lifetime basis. Purchased or originated credit-impaired financial assets are those financial assets that are credit-impaired on initial recognition. Their ECL is always measured on a lifetime basis.

	Stage 1 Impaired	Stage 2 Under-performing	Stage 3 Non-performing	Purchased or Originated Credit Impared (POCI)

ECL	12 month ECL	Lifetime ECL	Lifetime ECL	Lifetime ECL
Provision Trigger	n.a.	Quantitative and Qualitative Triggers	Qualitative Triggers	Qualitative Triggers
Days Past Due (“DPD”) Backstop	Up to date and early arrears (< 30 DPD)	> 30 DPD (rebuttable presumption)	> 90 DPD (rebuttable presumption)	n.a.
Interest Income	Interest calculated on gross carrying amount	Interest calculated on gross carrying amount	Interest calculated on net carrying amount	Interest calculated on net carrying amount using a credit-adjusted effective interest rate

1	n.a. in above table should be read as “not applicable”.
Following this assessment, IFRS 9 requires the incorporation of multiple, forward looking macro- scenarios to drive the ECL provision.
IFRS 9 requires that the measurement of ECL represent an unbiased probability-weighted amount that is to be determined by:

∎	evaluating a range of possible outcomes;

∎	use reasonable and supportable information available without undue cost and effort about past events;

∎	current conditions; and

∎	forecasts of future economic conditions.
When incorporating forward looking information, consideration should be given to the relevance of the information (and the availability of more relevant information) for each specific financial instrument or group of financial instruments. Forward looking information that is relevant for one financial instrument may not be relevant or as relevant for other financial instruments depending on the specific drivers of credit risk. To the extent relevant, forward-looking information used for the measurement of ECLs it needs to be consistent with that used for the assessment of a significant increase in credit risk.
The models used by the Group generally employ a Probability of Default / Loss Given Default / Exposure at Default methodology; each model consists of multiple sub-models
that are used to generate the measurement of expected credit loss.
Credit losses are calculated as the product of projected PD, LGD and EAD and are discounted using an appropriate discount rate. The ECL is determined as the probability weighted discounted credit losses that are determined for different scenarios (i.e. base, positive, adverse).
Given the need to adapt the models to the different portfolio characteristics, all ECL models have different key judgments and assumptions. As such, the below paragraphs outline the key judgements and assumptions made by the Group in addressing the key requirements on a model-by-model
basis.
The Group employs separate models to calculate ECL on each category of financial assets.

For bonds and private placements, the Group applies a global correlation model. It provides correlations of credit quality movements across different asset classes, linked with movements in the macro economy. Global correlation model is therefore used for determining the conditional PD and LGD, given a macroeconomic scenario. Unconditional PD and LGD curves are modelled with use of different methods for sovereign debt, corporate bonds and private placements.
For commercial mortgage loans and mortgage-backed securities the parameters are estimated with commercial mortgage metrics which uses corporate bond PD and LGD estimates further adjusted with other assumptions based on debt service coverage and loan-to-value
ratios.
The Group applies a separate model for asset-backed securities, which pools the instruments based on the underlying collateral and estimates credit loss parameters collectively. Collateralized debt (loan) obligations (CDOs and CLOs) are special types of asset-backed securities to which a different set of models are applied depending on region of the exposure.
b) Significant increase in credit risk
Aegon considers a financial instrument to have experienced a significant increase in credit risk when one or more of the following quantitative, qualitative or backstop criteria have been met:

Asset class	Quantitative criteria	Qualitative criteria	Backstop criteria

Commercial mortgages	Relative change in Forward-in-Time Probability of Default	None	60 days past due backstop

Private loans	Relative changes in rating	Watchlist approach	No other backstop applied

Debt securities	Relative changes in rating	Watchlist approach	No other backstop applied

Structured finance	Relative changes in rating	Watchlist approach	30 days past due backstop

Deposits with financial institutions	Relative changes in rating	Watchlist approach	No other backstop applied

Loan commitments	Defined as for the respective loans to which the commitment relates

Financial guarantees	Defined as for the respective loans to which the commitment relates
The quantitative factor(s) should indicate whether the credit risk of an instrument has increased significantly since initial recognition. When making this assessment, Aegon shall use the change in the risk of a default occurring over the expected life of the financial instrument. Aegon uses a mix of relative and absolute thresholds:

∎	The relative threshold measures the relative increase in credit risk since origination.

∎	The absolute threshold defines a stage for each rating and is mainly used when the rating at origination is not available or when an instrument is already in default.
The relative thresholds are defined in two steps:

∎	A PD-based statistical analysis is performed to determine an optimal PD threshold that provides the best predictor for default;

∎	The PD-based thresholds are translated in rating-based rules, which are more intuitive and practically applicable.

These PD thresholds can be translated into rating-based thresholds using standard Moody’s rating to PD mappings.
The difference between the PD at origination and the PD corresponding to the threshold determines the number of notches that the rating must drop by. E.g. for a one year old instrument with a one year remaining maturity this gives the following result:

PD amounts used by Aegon are bunched into ranges in below table. Each range contains the minimum and maximum of PDs on both financial and corporate assets of a
1-10
year term. As Aegon US represents the Group the best, PD amounts of Americas is presented below.

PD range 2023	Minimum	Maximum

AAA	0.0002	0.0024

AA	0.0003	0.0037

A	0.0007	0.0057

BBB	0.0020	0.0085

BB	0.0055	0.0085

B	0.0138	0.0308

CCC or lower	0.0205	1.0000

PD range 2022	Minimum	Maximum

AAA	0.0003	0.0016

AA	0.0004	0.0029

A	0.0011	0.0051

BBB	0.0030	0.0088

BB	0.0081	0.0172

B	0.0160	0.0436

CCC or lower	0.0279	1.0000
Quantitative criteria
For debt securities, private loans, structured finance securities and deposits with financial institutions the relative change of the credit rating is used as primary indicator to assess significant increase in credit risk, for this purpose external credit ratings are used.
Qualitative criteria
For debt securities, private loans, structured finance securities and deposits with financial institutions the watchlist approach is applied as an additional qualitative criterion.
The watchlist approach means exposure of instruments on the watchlist are intensively monitored. Financial assets are added to the watchlist based on if their relative change in fair value has surpassed a predetermined threshold:

∎	The fair value either drops to 80% and below the (amortized) cost price and stays there for six months; or

∎	The fair value falls by 20% over 3 months; or

∎	The fair value falls to 60% and below the (amortized) cost price.

In relation to debt securities and private loans, where a watchlist is used to monitor credit risk, this assessment is performed at the counterparty level and on a periodic basis. The criteria used to identify SICR are monitored and reviewed periodically for appropriateness by the Group.
Backstop
A backstop is applied to exposures considered to have experienced a significant increase in credit risk if the borrower is more than 30 days past due on its contractual payments in case of structured finance and 60 days in case commercial mortgage loans. No backstop is applied to the other asset classes.
Aegon has used the low credit risk exemption for debt instruments. Debt instruments that have a credit rating which responds with “investment grade” (rating “BBB” or higher) are considered as having low credit risk. As such, external and internal credit ratings are used respectively for these assets to assess whether a significant increase in credit risk has occurred.
Low credit risk exemption is applied for staging purposes on instruments rated BBB and higher. (IFRS 9 provides an exception for financial instruments that have low credit risk at the reporting date, commonly referred to as the “low credit risk exemption” or LCRE, it is an exception to the general model where entities have an option not to assess whether credit risk has increased significantly since initial recognition if the credit risk is considered low.)
Loan commitments and financial guarantees
For loan commitments and financial guarantees, Aegon defines default in the same way as for the respective loan or financial instrument to which a commitment relates or a guarantee is issued for (considering the factors described above).
c) Definition of default and credit-impaired assets
Aegon assesses a financial instrument to be in default or credit-impaired using the following criteria:

Asset class	Quantitative criteria	Qualitative criteria

Commercial mortgages	90 days past due backstop	Foreclosure Sale at material credit-related economic loss
Debt securities and private loans	5 days past due backstop
Rating falling to “D” (external or internal)

Breach of significant covenants without reasonably supportable waiver obtained

Distressed restructuring taking place

Bankruptcy or an equivalent of an injunction for the obligor was filed

Obligor was classified as default internally

Deposits with financial institution	5 days past due backstop
Rating falling to “D” (external or internal)

Breach of significant covenants without reasonably supportable waiver obtained

Distressed restructuring taking place

Bankruptcy or an equivalent of an injunction for the obligor was filed

Obligor was classified as default internally

Structured securities	90 days past due backstop	Rating falling to “D” (external or internal) Loss coverage ratio (Ratio of credit-related losses to the par value of a debt security) is below 1
Receivables	90 days past due backstop
Loan commitments	Defined as for the respective loans to which the commitment relates	Defined as for the respective loans to which the commitment relates
Financial guarantee contracts	Defined as for the respective exposures to which the financial guarantee relates	Defined as for the respective exposures to which the financial guarantee relates
Distressed restructuring means material forgiveness, or postponements of principal, interest, or where relevant, fees which is likely to result in a diminished financial obligation.

In addition to the criteria included in the table above, Aegon identifies other indicators of unlikeliness to pay, which include but are not limited to the following:

∎	a borrower’s sources of recurring income are no longer available to meet the payments of instalments;

∎	there are justified concerns about a borrower’s future ability to generate stable and sufficient cash flows;

∎	the borrower’s overall leverage level has significantly increased beyond applicable limits or there are justified expectations of such changes to leverage;

∎	for the exposures to an individual: default of a company fully owned by a single individual where this individual provided the institution with a personal guarantee for all obligations of a company;

∎	material fraud; or

∎	death of a client.
All the criteria above have been applied to the financial instruments held by Aegon and are consistent with the definition of default used for internal credit risk management purposes. The definition of default has been applied consistently to model the Probability of Default, Exposure at Default throughout the Aegon’s expected loss calculations.
An instrument is considered to no longer be in default (i.e. to have “cured”) when it no longer meets any of the default criteria for a consecutive period of six months and an assessment has shown the obligor is no longer unlikely to pay. This period of six months considers the likelihood of a financial instrument returning to default status after cure using different possible cure definitions.
d) Measuring ECL – inputs, assumptions and estimation techniques
The ECL is measured on either a
“12-month
basis” (Stage 1) or “lifetime basis” (Stages 2 and 3), depending on whether a significant increase in credit risk has occurred since initial recognition or whether an asset is considered to be credit-impaired.
The expected credit losses are the discounted product of the Probability of Default, Exposure at Default, and Loss Given Default, defined as follows:

∎	The PD represents the likelihood of a borrower defaulting on its financial obligation (as per “Definition of default and credit-impaired” above), either over the next 12 months (12M PD), or over the remaining lifetime (Lifetime PD) of the obligation.

∎	EAD is based on the amounts the Group expects to be owed at the time of default.

∎	Loss Given Default represents Aegon’s expectation of the extent of loss on a defaulted exposure. LGD varies by type of counterparty, type and seniority of claim and availability of collateral or other credit support. LGD is expressed as a percentage loss per unit of exposure at the time of default.
The discount rate used in the ECL calculation is the original effective interest rate or an approximation thereof.
The lifetime PD is calculated for a financial instrument that results in default by summing the probabilities of all future developments which end-up
in the ECL. All possible future developments are enumerated and for each future development a probability is calculated. The possibility of full prepayment is included among all possible future developments. For each possible future development the probability is estimated using statistical modeling techniques.
Forward-looking economic information is included in determining the
12-month
and lifetime ECL, and lifetime PD by using a set of variables describing the state of the macro economy as input in the calculation of the probability of default and prepayment.
As described above, and subject to using a maximum of a
12-month
PD for financial assets for which credit risk has not significantly increased, the Group measures ECL considering the risk of default over the maximum contractual period (including any borrower’s extension options) over which Aegon is exposed to credit risk, even if the Group considers a longer period.
There have been no significant changes in estimation techniques or significant assumptions made during the reporting period.

e) Forward-looking information incorporated in the ECL models
The assessment of significant increase in credit risk (SICR) and the calculation of ECL both incorporate forward-looking information. Aegon has performed historical analysis and identified the key economic variables impacting credit risk and expected credit losses for each portfolio.
These economic variables and their associated impact on the ECL and Lifetime PD vary by financial instrument. Expert judgment has also been applied in this process. Forecasts of these economic variables (the “base economic scenario”) give the best estimate view of the economy over the next five years. After five years, to project the economic variables out for the full remaining lifetime of each instrument, a mean reversion approach has been used, which means that economic variables tend to either a long run average rate (e.g. for unemployment) or a long run average growth rate (e.g. GDP) over a period of three years. Statistical regression analysis has been performed to understand the impact changes in these macro-economic variables have had historically on default and prepayment rates.
Using the base scenario as a starting point, three macro-economic scenarios are generated by applying shocks to the macro-economic variables in a positive and negative direction, taking into account their correlation as historically observed, resulting in a positive, neutral and negative scenario. The shocks applied correspond to the historical average deviance from the long term mean observed in the best/worst 10% of the historically observed quarters. The ECL is calculated for each of the three scenarios, multiplied by the scenario weighting, and summed. The use of multiple economic scenarios ensures that the ECL represents the best estimate of expected credit loss and is not merely the credit loss in the most likely scenario.
As with any economic forecasts, the projections and likelihoods of occurrence are subject to a high degree of inherent uncertainty, and therefore, the actual outcomes may be significantly different to those projected. The Group considers these forecasts to represent its best estimate of the possible outcomes.
Economic variable assumptions
The most significant
period-end
assumptions used for the ECL estimate are set out below. The scenarios “base”, “upside”, and “downside” were used for all portfolios.

Economic variable assumptions, December 31, 2023		2024	2025	2026	2027	Units

Interest rates	Base	4.11	4.04	4.02	4.03	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Interest rates	Upside	4.21	4.13	4.02	4.03	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Interest rates	Downside	2.31	3.24	3.71	3.89	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Unemployment rate	Base	4.03	4.06	3.97	3.94	(%, SA)

Unemployment rate	Upside	3.08	3.41	3.34	3.35	(%, SA)

Unemployment rate	Downside	7.56	6.90	5.70	4.88	(%, SA)

House Price Index	Base	400.12	393.70	394.21	403.50	Existing Single-Family Home Price: Median, (Ths. USD, SA)

House Price Index	Upside	419.87	423.62	428.16	439.72	Existing Single-Family Home Price: Median, (Ths. USD, SA)

House Price Index	Downside	339.91	347.29	352.66	363.59	Existing Single-Family Home Price: Median, (Ths. USD, SA)

Domestic GDP	Base	22,900.95	23,303.78	23,825.37	24,397.71	Bil. Ch. 2012 USD, SAAR 2)

Domestic GDP	Upside	23,354.42	23,883.09	24,451.63	25,020.82	Bil. Ch. 2012 USD, SAAR 2)

Domestic GDP	Downside	22,039.64	22,368.94	23,099.22	23,768.80	Bil. Ch. 2012 USD, SAAR 2)

Equity	Base	4,672.66	4,796.24	5,043.19	5,368.63	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

Equity	Upside	4,950.59	5,058.20	5,256.09	5,490.26	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

Equity	Downside	2,904.90	3,226.25	3,942.26	4,603.90	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

1	NSA: National Security Agency
2	SAAR: Seasonally adjusted annual rate

Economic variable assump- tions, December 31, 2022		2023	2024	2025	2026	Units

Interest rates	Base	3.94	3.86	3.86	3.99	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Interest rates	Upside	4.04	3.96	3.86	3.98	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Interest rates	Downside	2.13	2.59	3.34	3.78	Interest Rates: 10-Year Treasury Constant Maturities, (% p.a., NSA 1) )

Unemployment rate	Base	3.82	4.22	4.19	4.15	(%, SA)

Unemployment rate	Upside	3.04	3.33	3.59	3.53	(%, SA)

Unemployment rate	Downside	6.52	7.64	6.34	5.48	(%, SA)

House Price Index	Base	385.74	372.68	371.61	379.79	Existing Single-Family Home Price: Median, (Ths. USD, SA)

House Price Index	Upside	396.53	400.29	399.99	413.28	Existing Single-Family Home Price: Median, (Ths. USD, SA)

House Price Index	Downside	341.01	331.35	339.24	347.82	Existing Single-Family Home Price: Median, (Ths. USD, SA)

Domestic GDP	Base	20,410.05	20,741.30	21,301.03	21,891.77	Bil. Ch. 2012 USD, SAAR 2)

Domestic GDP	Upside	20,705.70	21,265.32	21,796.25	22,379.68	Bil. Ch. 2012 USD, SAAR 2)

Domestic GDP	Downside	20,009.19	19,956.30	20,566.77	21,238.89	Bil. Ch. 2012 USD, SAAR 2)

Equity	Base	4,343.49	4,498.93	4,655.70	4,905.28	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

Equity	Upside	4,690.53	4,727.85	4,923.08	5,047.37	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

Equity	Downside	3,062.99	2,836.89	3,326.54	4,000.34	Standard & Poor’s (S&P); Moody’s Analytics Forecasted

1	NSA: National Security Agency
2	SAAR: Seasonally adjusted annual rate
The weightings assigned to each economic scenario were as follows:

Weightings	Base	Upside	Downside

On December 31, 2023	40	30	30

On December 31, 2022	40	30	30
Other forward-looking considerations not otherwise incorporated within the above scenarios, such as the impact of any regulatory, legislative or political changes, have also been considered, but are not deemed to have a material impact, and therefore, no adjustment has been made to the ECL for such factors. This process is reviewed and monitored for appropriateness on a quarterly basis.
f)
Write-off
policy
The Group
writes-off
financial assets, in whole or in part, when it has exhausted all practical recovery efforts and has concluded there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include (i) ceasing enforcement activity; and (ii) where Aegon’s recovery method is foreclosing on collateral and the value of the collateral is such that there is no reasonable expectation of recovering in full.
The Group may
write-off
financial assets that are still subject to enforcement activity. The outstanding contractual amounts of such assets written-off
during 2023 is not material. The Group still seeks to recover amounts it is legally owed in full, but which have been partially written off due to no reasonable expectation of full recovery.
g) Modification of financial assets
The Group has the option to modify the terms of loans provided to customers due to commercial renegotiations, or for distressed loans, with a view to maximizing recovery. Such restructuring activities include extended payment term and penalty interest arrangements. Restructuring policies and practices are based on indicators or criteria which, in the judgment of management, indicate that payment will most likely continue. These policies are kept under continuous review.
The risk of default of such assets after modification is assessed at the reporting date and compared with the risk under the original terms at initial recognition, when the modification is not substantial and so does not result in derecognition of the original asset. The Group monitors the subsequent performance of modified assets. Aegon may determine that the credit risk has significantly improved after restructuring, so that the assets are moved from Stage 3 or Stage 2 (Lifetime ECL) to Stage 1
(12-month
ECL) (see note 4.2.6(a) for details of the Group ECL staging classification). This is only the case for assets which have performed in accordance with the new terms for three consecutive months or more. The gross carrying amount of such assets held on December 31 2023 was EUR 0 million (2022: EUR 0 million).
ECL developments in the reporting period
Aegon regularly monitors industry sectors and individual debt securities for sources of changes in the ECL allowance.
These sources may include one or more of the following:

∎	Transfers between Stages 1, 2 and 3 due to financial instruments experiencing significant increases (or decreases) of credit risk or becoming credit-impaired in the period, and the consequent “step up” (or “step down”) between
12-month
and lifetime ECL;

∎	Additional allowances for new financial instruments recognized during the period, as well as releases for financial instruments de-recognized in the period;

∎	Impact on the measurement of ECL due to changes in PDs, EADs and LGDs in the period, arising from regular refreshing of inputs to models;

∎	Impacts on the measurement of ECL due to changes made to models and assumptions;

∎	Discount unwind within ECL due to the passage of time, as ECL is measured on a present value basis;

∎	Foreign exchange retranslations for assets denominated in foreign currencies and other movements; and,

∎	Financial assets derecognized during the period and write-offs of allowances related to assets that were written off during the period.
In addition, for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. Furthermore, quality ratings of investment portfolios are based on a composite of the main rating agencies (S&P, Moody’s and Fitch) and Aegon’s internal rating of the counterparty. The following tables explain the changes in the loss allowance changes between the beginning and the end of the annual period due to these factors:

	2023

	ECL staging

	Stage 1	Stage 2	Stage 3

Debt securities	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit-impaired	Purchased credit impaired	Total

Loss allowance on January 1	(156)	(32)	(86)	(1)	(276)

Transfers:

- Transfer from Stage 1 to Stage 2	2	(2)	-	-	-

- Transfer from Stage 1 to Stage 3	2	-	(2)	-	-

- Transfer from Stage 2 to Stage 1	(3)	3	-	-	-

- Transfer from Stage 2 to Stage 3	-	3	(3)	-	-

- Transfer from Stage 3 to Stage 2	-	(4)	4	-	-

- Transfer from Stage 3 to Stage 1	(39)	-	39	-	-

Impact on year-end ECL of exposures transferred between stages during the year	36	(2)	(39)	-	(5)

Financial assets derecognized during the period	26	3	44	-	73

New financial assets originated or purchased	(16)	(1)	(9)	-	(26)

Change in models	(5)	6	(14)	(1)	(13)

Net exchange differences	5	1	2	-	9

Loss allowance on December 31	(147)	(25)	(64)	(2)	(238)

	2022

	ECL staging

	Stage 1	Stage 2	Stage 3

Debt securities	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit- impaired	Purchased credit impaired	Total

Loss allowance on January 1	(161)	(13)	(38)	(2)	(214)

Transfers:

- Transfer from Stage 1 to Stage 2	7	(7)	-	-	-

- Transfer from Stage 1 to Stage 3	3	-	(3)	-	-

- Transfer from Stage 2 to Stage 1	(10)	10	-	-	-

- Transfer from Stage 2 to Stage 3	-	1	(1)	-	-

- Transfer from Stage 3 to Stage 2	-	(8)	8	-	-

- Transfer from Stage 3 to Stage 1	(21)	-	21	-	-

Impact on year-end ECL of exposures transferred between stages during the year	26	(16)	(82)	-	(72)

Financial assets derecognized during the period	33	6	20	-	58

New financial assets originated or purchased	(29)	(2)	(24)	-	(56)

Change in models	5	(2)	16	1	20

Net exchange differences	(11)	(1)	(2)	-	(13)

Transfers to disposal groups	1	-	-	-	1

Loss allowance on December 31	(156)	(32)	(86)	(1)	(276)
The ECL allowance for debt securities measured at FVOCI of EUR 237 million (December 2022: EUR 276 million) does not reduce the carrying amount of these investments (which are measured at fair value) but gives rise to an equal and opposite gain in OCI.
Expected credit losses on mortgage loans increased by EUR (14) million to EUR (26) million as per December 2023 (2022: (12) million). The increase in expected credit losses was mainly due to Change in models (14) million (2022: EUR 10 million). The majority of the expected credit losses recognized are in Stage 1 EUR (24) million (2022: EUR (12) million).
In 2022 all Private loans and Other loans and relared expected credit losses were transferred to disposal groups. Upon completion of the a.s.r. transaction all Private loans and Other loans and related expected credit losses were derecognized.
Based on the tables above, the following is a reconciliation of the loss allowance movements with an impact on the income statement with the net impairment charge presented in the income statement. Other represents impairment charges on asset types which are not individually material.

	2023	2022

Mortgage loans measured at amortized cost	(15)	10

Debt securities measured at FVOCI	(44)	(108)

Other	(60)	(41)

Net impairment charge in P&L	(119)	(138)
The following table further explains changes in the gross carrying amount / market value of the financial assets and their significance to the changes in the loss allowance for the same portfolio as discussed above:

	2023

	ECL staging

	Stage 1	Stage 2	Stage 3

Mortgage loans	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit-impaired	Purchased credit impaired	Total

Gross carrying amount on January 1	10,416	2	-	-	10,418

Transfers:

- Transfer from Stage 1 to Stage 2	(39)	39	-	-	-

Financial assets derecognized during the period other than write-offs	(566)	(5)	-	-	(571)

New financial assets originated or purchased	691	-	-	-	691

Net exchange differences	(354)	(1)	-	-	(355)

Gross carrying amount on December 31	10,147	35	-	-	10,182

(-) Expected credit losses on December 31	(24)	(1)	-	-	(26)

Net carrying amount on December 31	10,123	33	-	-	10,156

	2022

	ECL staging

	Stage 1	Stage 2	Stage 3

Mortgage loans	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit-impaired	Purchased credit impaired	Total

Gross carrying amount on January 1	24,032	391	14	-	24,437

Transfers:

- Transfer from Stage 1 to Stage 2	(508)	508	-	-	-

- Transfer from Stage 1 to Stage 3	(1)	-	1	-	-

- Transfer from Stage 2 to Stage 1	29	(29)	-	-	-

Financial assets derecognized during the period other than write-offs	(2,456)	(62)	(3)	-	(2,521)

New financial assets originated or purchased	3,738	109	-	-	3,848

Amortizations through income statement	(2)	-	-	-	(2)

Realized gains and losses through income statement	36	-	-	-	36

Net exchange differences	615	2	-	-	617

Other movements	(1,474)	-	-	-	(1,474)

Transfer to/from other headings	(2)	-	-	-	(2)

Transfers to disposal groups	(13,590)	(918)	(13)	-	(14,521)

Gross carrying amount on December 31	10,416	2	-	-	10,418

(-) Expected credit losses on December 31	(12)	-	-	-	(12)

Net carrying amount on December 31	10,405	2	-	-	10,407
Other movements includes the elimination of movements connected to Aegon the Netherlands after the completion of the sale.

	2023

	ECL staging

	Stage 1	Stage 2	Stage 3

Debt securities	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit-impaired	Purchased credit impaired	Total

Gross carrying amount on January 1	50,666	413	403	125	51,607

Transfers:

- Transfer from Stage 1 to Stage 2	(80)	80	-	-	-

- Transfer from Stage 1 to Stage 3	(45)	-	45	-	-

- Transfer from Stage 2 to Stage 3	-	(23)	23	-	-

- Transfer from Stage 3 to Stage 2	-	6	(6)	-	-

- Transfer from Stage 2 to Stage 1	76	(76)	-	-	-

- Transfer from Stage 3 to Stage 1	59	-	(59)	-	-

Financial assets derecognized during the period other than write-offs	(7,836)	(83)	(111)	(27)	(8,057)

New financial assets originated or purchased	3,672	37	22	-	3,731

Unrealized gains/losses through equity	1,488	16	1	(10)	1,495

Amortizations through income statement	113	-	19	17	148

Net exchange differences	(1,637)	(13)	(12)	(4)	(1,666)

Other movements	(9)	-	-	-	(9)

Transfer to/from other headings	(6)	-	-	-	(6)

Gross carrying amount on December 31	46,461	357	325	100	47,242

Expected credit losses on December 31	(147)	(25)	(64)	(2)	(237)

	2022

	ECL staging

	Stage 1	Stage 2	Stage 3

Debt securities	12-month ECL	Lifetime ECL not credit-impaired	Lifetime ECL credit-impaired	Purchased credit impaired	Total

Gross carrying amount on January 1	70,132	259	433	150	70,974

Transfers:

- Transfer from Stage 1 to Stage 2	(228)	228	-	-	-

- Transfer from Stage 1 to Stage 3	(77)	-	77	-	-

- Transfer from Stage 2 to Stage 3	-	(15)	15	-	-

- Transfer from Stage 3 to Stage 2	-	2	(2)	-	-

- Transfer from Stage 2 to Stage 1	33	(33)	-	-	-

- Transfer from Stage 3 to Stage 1	6	-	(6)	-	-

Financial assets derecognized during the period other than write-offs	(11,855)	(47)	(112)	(30)	(12,043)

New financial assets originated or purchased	6,411	45	45	-	6,501

Unrealized gains/losses through equity	(16,599)	(94)	(123)	(26)	(16,842)

Amortizations through income statement	267	2	38	20	327

Movements related to fair value hedges	(12)	-	-	-	(12)

Net exchange differences	4,525	15	29	10	4,580

Other movements	(52)	50	10	-	7

Transfers to disposal groups	(1,884)	-	-	-	(1,884)

Gross carrying amount on December 31	50,666	413	403	125	51,607

Expected credit losses on December 31	(156)	(32)	(86)	(1)	(276)
The total amount of undiscounted ECL at initial recognition for purchased or originated credit-impaired financial assets recognized during the period was EUR EUR 2 million (2022: EUR 1 million).
Sensitivity on ECL to future-economic conditions
ECL are sensitive to judgments and assumptions made regarding the formulation of forward looking scenarios and how such scenarios are incorporated into the calculations. Management performs a sensitivity analysis on the ECL recognized on material classes of its assets. As ECL is not material at the end of 2023 and 2022, sensitivity on ECL is being assessed to be not material for 2023 and 2022 either.
4.3 Market risk
Market risk is the risk that changes in market prices (e.g. foreign exchange rates, interest rates) will affect the fulfillment cash flows of insurance and reinsurance contracts as well as the fair value or future cash flows of financial instruments. The objective of market risk management is to control exposures within acceptable parameters while optimizing the return on risk.
Aegon’s management of market risk comprises equity price risk, interest rate risk and currency risk.
4.3.1 Equity market risk and other investments risk
Fluctuations in the equity, real estate and capital markets have affected Aegon’s profitability, capital position and sales of equity related products in the past and may continue to do so. Exposure to equity, real estate and capital markets exists in both assets and liabilities. Asset exposure exists through direct equity investment, where Aegon bears all or most of the volatility in returns and investment performance risk. Equity market exposure is also present in insurance and investment contracts for policyholders where funds are invested in equities, backing variable annuities, unit-linked products and mutual funds. Although most of the risk remains with the policyholder, lower investment returns can reduce the asset management fee earned by Aegon on the asset balance in these products. In addition, some of this business has minimum return or accumulation guarantees.
In 2021, Transamerica expanded its dynamic hedge program to variable annuities with guaranteed minimum death benefit riders (GMDB) and remaining policies with guaranteed minimum income (GMIB) riders. This builds on the effective dynamic hedge program of policies with guaranteed minimum withdrawal benefits (GMWB). The dynamic hedge program covers the equity risks (and interest rate risk) embedded in the guarantees of its entire variable annuity portfolio. Dynamic hedging stabilizes cash flows and reduces sensitivities to changes in equity markets (and interest rates) on an economic basis.
The equity, real estate and other
non-fixed-income
portfolio of Aegon is as follows:

Equity, real estate and non-fixed income exposure	Americas	United Kingdom	International	Asset Management	Holding and other activities	Total 2023	1)

Equity funds	133	-	-	9	-	141

Common shares 1)	106	14	5	-	-	126

Preferred shares	29	-	-	-	-	29

Investments in real estate	38	-	17	-	-	55

Hedge funds	6	-	-	-	-	6

Other alternative investments	2,404	-	-	-	-	2,404

Other financial assets	1,856	772	4	1	-	2,633

On December 31	4,573	786	27	10	-	5,395

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Equity, real estate and non-fixed income exposure	Americas	United Kingdom	International	Asset Management	Holding and other activities	Total 2022	1)

Equity funds	141	-	3	7	-	151

Common shares 1)	148	25	5	-	1	179

Preferred shares	26	-	-	-	-	26

Investments in real estate	42	-	17	-	-	59

Hedge funds	10	-	-	-	-	10

Other alternative investments	2,169	-	-	-	-	2,169

Other financial assets	1,904	531	5	1	-	2,441

On December 31	4,440	556	30	9	1	5,035

1	Common shares in Holding and other activities includes the elimination of treasury shares in the general account for an amount of EUR nil million.

Market risk concentrations – shares	Americas	United Kingdom	International	Asset Management	Total 2023

Communication	2	-	-	-	2

Consumer	4	-	-	-	4

Financials	136	-	5	-	142

Funds	30	14	-	-	45

Industries	11	-	-	-	11

Other	84	-	4	9	97

On December 31	267	14	10	9	300

Market risk concentrations – shares	Americas	United Kingdom	International	Asset Management	Total 2022

Communication	2	-	-	-	2

Consumer	13	-	-	-	13

Financials	154	-	5	-	159

Funds	19	25	-	-	45

Industries	4	-	-	-	4

Other	123	-	4	7	135

On December 31	315	25	10	7	358
The table that follows sets forth the closing levels of certain major indices at the end of the last five years.

	2023	2022	2021	2020	2019

S&P 500	4,770	3,840	4,766	3,756	3,231

Nasdaq	15,011	10,466	15,645	12,888	8,973

FTSE 100	7,733	7,452	7,385	6,461	7,542

AEX	787	689	798	625	605
An analysis of Aegon’s sensitivity to a 10% and 25% increase or decrease in equity prices at the reporting date, assuming that all other variables remain constant, is presented below.

	2023			2022

Estimated approximate effects on:	CSM	Net result	Shareholders’ equity	CSM	Net result	Shareholders’ equity

Equity 10% increase

Financial instruments		(5)	(13)		(10)	29

Insurance and reinsurance assets	-	(271)	(265)	-	(325)	(320)

Insurance and reinsurance liabilities	310	422	397	291	415	397

Equity 10% decrease

Financial instruments		4	11		16	(28)

Insurance and reinsurance assets	-	229	225	-	344	340

Insurance and reinsurance liabilities	(316)	(465)	(431)	(274)	(522)	(509)

Equity 25% increase

Financial instruments		(31)	(50)		(43)	59

Insurance and reinsurance assets	-	(737)	(721)	-	(699)	(690)

Insurance and reinsurance liabilities	775	1,035	989	723	917	872

Equity 25% decrease

Financial instruments		35	53		55	(53)

Insurance and reinsurance assets	-	965	945	-	1,010	997

Insurance and reinsurance liabilities	(804)	(1,499)	(1,434)	(618)	(1,539)	(1,505)
Equity sensitivities on CSM mainly relate to VFA products in US and UK and reflect the impact on the present value of future fee income triggered by changes in underlying asset values due to market changes.
Equity sensitivities on Net result and Shareholders’ equity are not symmetric for increases and decreases of equity markets. This is mainly driven by the hedged VFA products within Variable Annuities in the US. In our sensitivity modelling we assume a level of hedge ineffectiveness thus generating a negative net impact here for both increased and decreased equity markets.
4.3.2 Interest rate risk
Aegon bears interest rate risk with many of its products. In cases where cash flows are highly predictable, investing in assets that closely match the cash flow profile of the liabilities can offset this risk. For some Aegon country units, local capital markets are not well developed, which prevents the complete matching of assets and liabilities for those businesses. For some products, cash flows are less predictable as a result of policyholder actions that can be affected by the level of interest rates.
In periods of rapidly increasing interest rates, policy loans, surrenders and withdrawals may increase. Premiums in flexible premium policies may decrease as policyholders seek investments with higher perceived returns. This activity may result in cash payments by Aegon requiring the sale of invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates; this may result in realized investment losses. These cash payments to policyholders result in a decrease in total invested assets and a decrease in net result.
During periods of sustained low interest rates, Aegon may not be able to preserve margins as a result of minimum interest rate guarantees and minimum guaranteed crediting rates provided on policies. Also, investment earnings may be lower because the interest earnings on new fixed-income investments are likely to have declined with the market interest rates. Mortgage loans and redeemable bonds in the investment portfolio are more likely to be repaid as borrowers seek to borrow at lower interest rates and Aegon may be required to reinvest the proceeds in securities bearing lower interest rates. Accordingly, net result declines as a result of a decrease in the spread between returns on the investment portfolio and the interest rates either credited to policyholders or assumed in reserves.
Aegon manages interest rate risk closely, taking into account all the complexity regarding policyholder behavior and management action. Aegon employs sophisticated interest rate measurement techniques and actively uses derivatives and other risk mitigation tools to closely manage its interest rate risk exposure. Aegon operates an Investment & Counterparty Risk policy that limits the amount of interest rate risk to which the Group is exposed. All derivative use is governed by Aegon’s Derivative Use Policy. A detailed description on the use of derivatives within Aegon is included in note 20 Derivatives.
In 2020 Transamerica commenced a multi-year plan to gradually reduce its economic interest rate risk, primarily by lengthening the duration of the assets to provide a closer match to the liability duration and extending the existing forward starting swap program. The program has been completed in 2022.
Furthermore, in 2021, Transamerica expanded its dynamic hedge program to variable annuities with guaranteed minimum death benefit riders (GMDB) and remaining policies with guaranteed minimum income (GMIB) riders. This builds on the effective dynamic hedge program of policies with guaranteed minimum withdrawal benefits (GMWB). The dynamic hedge program covers the interest rate (and equity risks) embedded in the guarantees of its entire variable annuity portfolio. Dynamic hedging stabilizes cash flows and reduces sensitivities to changes in interest rates (and equity markets) on an economic basis.
The following table shows interest rates at the end of each of the last five years.

	2023	2022	2021	2020	2019

3-month US LIBOR	5.59%	4.77%	0.21%	0.24%	1.91%

3-month EURIBOR	3.91%	2.13%	(0.57%)	(0.55%)	(0.38%)

10-year US Treasury	3.86%	3.83%	1.78%	0.91%	1.91%

10-year Dutch government	2.32%	2.91%	(0.03%)	(0.48%)	(0.06%)

An analysis of Aegon’s sensitivity to a 100 basis points parallel increase or decrease in market interest rates at the reporting date, assuming that all other variables remain constant, is presented below:

	2023			2022

Estimated approximate effects on:	CSM	Net result	Shareholders’ equity	CSM	Net result	Shareholders’ equity

100 bps increase - Yield curve

Financial instruments		(114)	(652)		(153)	(605)

Insurance and reinsurance assets	(4)	(1,029)	(3,876)	(2)	(1,217)	(4,190)

Insurance and reinsurance liabilities	126	1,008	4,158	185	1,149	4,123

100 bps decrease - Yield curve

Financial instruments		35	655		55	570

Insurance and reinsurance assets	6	1,258	4,625	4	1,482	5,149

Insurance and reinsurance liabilities	(133)	(1,306)	(5,303)	(208)	(1,480)	(5,527)
The exposures of our different products vary and in particular we have a number of asymmetric exposures. This is mainly explained by some of the US products:

∎	For a number of products (e.g. our Stable Value Solutions and parts of the Universal Life products) we have stable surrender values alongside stable crediting rates which mean that as interest rates rises it becomes more attractive in the short term for customers to lapse their policies and due to the market movements this leads to increased losses. There are also asymmetries from accounting rules of IFRS, where decreases in interest rates which turn SVS liabilities negative will be floored at zero based on IFRS 9 rules applied to these contracts.

∎	For other longer duration products such as Long Term Care and Unit Linked products with Non Lapse or secondary guarantees, we have a natural convexity, meaning we are more exposed to interest rates falling, which results in adverse sensitivities on these products than to interest rates rising which are positive. This is because we still expect to receive premiums over the next 10 to 20 years but will continue to pay claims for many years thereafter.
The interaction of these two factors with the more symmetrical exposures on other products results in our overall sensitivities showing an adverse impact to both rising and falling interest rates.
Risks and risks management arising from financial instruments subject to interest rate benchmark reform
The future of IBORs (Interbank Offered Rates) such as EURIBOR, EONIA and LIBOR has been a major topic on the global agenda since the G20 asked the Financial Stability Board (FSB) to undertake a fundamental review of leading interest rate benchmarks in 2013. The FSB proposed new standards to reform interest rate benchmarks and the use of transaction-based input data instead of non-transactional/panel
input data. In the EU this is adopted in the new Benchmark Regulation (BMR) which stipulates that from January 2020 only BMR compliant benchmarks may be used within the EU.
In order to prepare for the IBOR transition all Aegon units have written transition plans containing among others project solutions and actions, timelines and ownership to ensure timely preparation and implementation. Actions have been completed in accordance with these transition plans.
There are no plans for the discontinuation for EURIBOR and appropriate fallback language has been implemented for derivatives via the International Swaps and Derivatives Association (“ISDA”) fallback protocol and rulebook changes by the clearing houses.
In July 2020 the discount rates of EUR cleared derivatives switched from EONIA to
€
STR which impacted the valuation of derivatives for which compensation was exchanged. All EUR Credit Support Annex (“CSA”) which have positions outstanding have been amended from EONIA to
€
STR discounting. In the United States, the cleared market has switched discount rates from Fed Funds to SOFR in October 2020. The switch in discount rates is expected to lead to increased liquidity in the new risk free rates.
Aegon recognizes that the reform of IBORs and any transition to replacement rates entail risks for all our businesses across our assets and liabilities. These risks include, but are not limited to:

∎	Legal risks, as Aegon is required to make changes to documentation for new and existing transactions, such as funding instruments issued with an IBOR reference and derivatives held with an IBOR reference;

∎	Financial risks, arising from any changes in the valuation of financial instruments linked to benchmark rates, such as derivatives and floating rate notes, issued by, or invested in by Aegon;

∎	Pricing risks, as changes to benchmark indices could impact pricing mechanisms on some funding instruments or investments;

∎	Operational risks, due to the potential requirement to adapt informational technology systems, trade reporting infrastructure and operational processes; and

∎	Conduct risks, relating to communication with potential impact on Aegon’s customers, and engagement during the transition period.
Various supranational institutions, central banks, regulators, benchmark administrators and industry working groups play a role in the benchmark reform and the preparation for the replacement of IBORs. Although a lot of work has been done, there is still significant uncertainty around liquidity development, and the timetable and mechanisms for implementation, including application of spread adjustments to the alternative reference rates. Accordingly, it is not currently possible to determine whether, or to what extent, any such changes would affect Aegon. However, the implementation of alternative reference rates may have a material adverse effect on Aegon’s business, financial condition, customers, and operations.
The table below summarize the exposures of
non-derivative
financial assets and
non-derivative
liabilities that yet have to transition to alternative benchmark rates.

	2023		2022

Non derivative financial instruments to transition to alternative benchmark	Financial assets non-derivatives	Financial liabilities non-derivatives	Financial assets non-derivatives	Financial liabilities non-derivatives

By benchmark rate

GBP LIBOR	27	-	27	-

USD LIBOR	66	-	814	1,218

Total	93	-	841	1,218
During 2023 all derivative financial instruments with USD Libor as a benchmark rate, with a total nominal value of EUR 39,752, transitioned to an alternative benchmark rate. There are no remaining derivative financial instruments to be transitioned to an alternative benchmark rate.
4.3.3 Currency exchange rate risk
As an international group, Aegon is subject to foreign currency translation risk. Foreign currency exposure exists mainly when policies are denominated in currencies other than the issuer’s functional currency. Currency risk in the investment portfolios backing insurance and investment liabilities is managed using asset liability matching principles. Assets allocated to equity are kept in local currencies to the extent shareholders’ equity is required to satisfy regulatory and self-imposed capital requirements. Therefore, currency exchange rate fluctuations will affect the level of shareholders’ equity as a result of translation of subsidiaries into euro, the Group’s presentation currency. Aegon holds the remainder of its capital base (perpetual capital securities, subordinated and senior debt) in various currencies in amounts that are targeted to correspond to the book value of the country units. This balancing mitigates currency translation impacts on shareholders’ equity and leverage ratios. Aegon does not hedge the income streams from the main non-euro
units and, as a result, earnings may fluctuate due to currency translation. As Aegon has significant business segments in the Americas and in the United Kingdom, the principal sources of exposure from currency fluctuations are from the differences between the US dollar and the euro and between the UK pound and the euro. Aegon may experience significant changes in net result and shareholders’ equity because of these fluctuations.
Aegon operates an Investment & Counterparty Risk Policy which applies currency risk exposure limits both at Group and regional levels, and under which direct currency speculation or program trading by country units is not allowed unless explicit approval has been granted by the Group Risk and Capital Committee and the CEO. Assets should be held in the functional currency of the business written or hedged back to that currency. Where this is not possible or practical, remaining currency exposure should be sufficiently documented and limits are placed on the total exposure at both group level and for individual country units.

Information on Aegon’s historical net result and shareholders’ equity in functional currency are shown in the table below:

	2023	2022

Net result

Americas (in USD)	(266)	562

United Kingdom (in GBP)	26	57

Equity in functional currency

Americas (in USD)	3,690	3,456

United Kingdom (in GBP)	1,256	1,373
The summary quantitative information about Aegon’s exposure to currency risk arising from insurance and reinsurance contracts and financial instruments was as follows:

	2023					2022

	EUR	GBP	USD	Other	Total	EUR	GBP	USD	Other	Total
Financial instruments - assets	722	1,713	70,557	928	73,921	733	1,501	73,745	1,493	77,471

Financial instruments - liabilities	2,823	40,242	38,387	-	81,452	3,304	32,595	39,781	-	75,681

Insurance and reinsurance contract - assets	7	2	16,744	39	16,793	5	369	16,557	45	16,976

Insurance and reinsurance contract - liabilities	715	61,922	130,886	6,124	199,648	690	58,676	130,991	7,088	197,445
The exchange rates for US dollar and UK pound per euro for each of the last five year ends are set forth in the table below:

Closing rates	2023	2022	2021	2020	2019
USD	1.10	1.07	1.14	1.22	1.12

GBP	0.87	0.89	0.84	0.90	0.85
Aegon Group companies’ foreign currency exposure from monetary assets and liabilities denominated in foreign currencies (that is, other than the entity’s functional currency), is not material.
Sensitivity analysis of net result and shareholders’ equity to translation risk
The sensitivity analysis in the following table shows an estimate of the translation effect of movements in the exchange rates of functional currencies of foreign subsidiaries against the euro presentation currency of the Group’s financial statements, on net income and shareholders’ equity.

Movement of markets 1)	Estimated approximate effects on net income	Estimated approximate effects on shareholders’ equity

2023

Increase by 15% of USD currencies relative to the euro	(27)	769

Increase by 15% of GBP currencies relative to the euro	(2)	264

Increase by 15% of non-euro currencies relative to the euro	(49)	1,145

Decrease by 15% of USD currencies relative to the euro	20	(569)

Decrease by 15% of GBP currencies relative to the euro	2	(195)

Decrease by 15% of non-euro currencies relative to the euro	36	(847)

2022

Increase by 15% of USD currencies relative to the euro	116	761

Increase by 15% of GBP currencies relative to the euro	4	281

Increase by 15% of non-euro currencies relative to the euro	108	1,190

Decrease by 15% of USD currencies relative to the euro	(86)	(562)

Decrease by 15% of GBP currencies relative to the euro	(3)	(208)

Decrease by 15% of non-euro currencies relative to the euro	(80)	(880)

1	The effect of currency exchange movements is reflected as a one-time shift up or down in the value of the non-euro currencies relative to the euro on December 31.
4.4 Liquidity risk
Liquidity risk is inherent in much of Aegon’s business. Each asset purchased and liability incurred has its own liquidity characteristics. Some liabilities are surrenderable while some assets, such as privately placed loans, mortgage loans, real estate and limited partnership interests, have low liquidity. If Aegon requires significant amounts of cash on short notice in excess of normal cash requirements and existing credit facilities, it may have difficulty selling these investments at attractive prices or in a timely manner. Liquidity risk is also affected by the use of collateralized financial derivatives to mitigate other risks.
Aegon operates a Liquidity Risk Policy under which country units are obliged to maintain sufficient levels of highly liquid assets to meet cash demands by policyholders and account holders over the next two years. Potential cash demands are assessed under a stress scenario including spikes in disintermediation risk due to rising interest rates and concerns over Aegon’s financial strength due to multiple downgrades of the Group’s credit rating. At the same time, the liquidity of assets other than cash and government issues is assumed to be severely impaired for an extended period of time. All legal entities and Aegon Group must maintain enough liquidity in order to meet all cash needs under this extreme scenario.
Aegon held EUR 19,399 million of investments in cash, money market products and government bonds that are readily saleable or redeemable on demand, which excludes the investment of the disposal group (2022: EUR 17,166 million). The Group expects to meet its obligations, even in a stressed liquidity event, from operating cash flows and the proceeds of maturing assets as well as these highly liquid assets. Further, the Group has access to back-up
credit facilities, as disclosed in note 31 Borrowings, amounting to EUR 2,623 million which were unused at the end of the reporting period (2022: EUR 3,435 million).
The maturity analysis below shows the remaining contractual maturities of each category of financial liabilities (including coupon interest). When the counterparty has a choice of when an amount is paid, the liability is included on the basis of the earliest date on which it can be required to be paid. Financial liabilities that can be required to be paid on demand without any delay are reported in the category “On demand.” If there is a notice period, it has been assumed that notice is given immediately and the repayment has been presented at the earliest date after the end of the notice period. When the amount payable is not fixed, the amount reported is determined by reference to the conditions existing at the reporting date. For example, when the amount payable varies with changes in an index, the amount disclosed may be based on the level of the index at the reporting date.
To manage the liquidity risk arising from financial liabilities, Aegon holds liquid assets comprising cash and cash equivalents and investment grade investment securities for which there is an active and liquid market. These assets can be readily sold to meet liquidity requirements. For this reason, Aegon believes that it is not necessary to disclose a maturity analysis in respect of these assets to enable users to evaluate the nature and extent of liquidity risk.
Aegon’s liquidity management is based on expected claims and benefit payments rather than on the contractual maturities. The projected cash benefit payments in the table below (maturity analysis - insurance and reinsurance contracts) are based on management’s best estimates of the expected gross benefits and expenses, partially offset by the expected gross premiums, fees and charges relating to the existing business in force. Estimated cash benefit payments are based on mortality, morbidity and lapse assumptions based on Aegon’s historical experience, modified for recently observed trends. Actual payment obligations may differ if experience varies from these assumptions. The cash benefit payments are presented on an undiscounted basis and are before deduction of tax and before reinsurance.
The following table (maturity analysis - financial instruments) details the Group’s liquidity analysis for its derivative financial instruments, based on the undiscounted contractual net cash inflows and outflows on derivative instruments that settle on a net basis, and the undiscounted gross inflows and outflows on those derivatives that require gross settlement.
For maturity information on other obligations, please see note 39 Commitments and contingencies.

Maturity analysis - insurance and reinsurance contracts
The following tables provides a maturity analysis of Aegon’s insurance and reinsurance contracts, which reflects the dates on which the cash flows are expected to occur. The cash flows presented below represent the undiscounted best estimate liability for the relevant periods.

Undiscounted best estimate liability (i.e. Remaining contractual undiscounted net cash flows)	< 1 yr amount	1 < 2 yrs amount	2 < 3 yrs amount	3 < 4 yrs amount	4 < 5 yrs amount	> 5 yrs amount	Total amount

2023

Insurance contracts:

- Direct participating contracts	8,737	8,287	8,186	7,823	7,187	127,351	167,571

- Without direct participation contracts	9,105	8,651	8,041	7,541	6,960	103,939	144,237

Investment contracts with DPF:

- Direct participating contracts	1,717	1,637	1,788	1,732	1,511	21,407	29,793

Reinsurance contracts held, in a liability position	46	43	41	39	39	1,370	1,578

Total	19,605	18,618	18,056	17,136	15,698	254,067	343,179

2022

Insurance contracts:

- Direct participating contracts	7,900	8,062	7,876	7,475	7,319	136,457	175,089

- Without direct participation contracts	4,313	3,619	3,350	3,217	3,201	141,794	159,494

Investment contracts with DPF:

- Direct participating contracts	1,764	1,894	1,835	1,615	1,590	20,934	29,632

Reinsurance contracts held, in a liability position	18	18	18	18	19	782	874

Total	13,996	13,594	13,079	12,325	12,129	299,967	365,089

Expected release of risk adjustment	< 1 yr amount	1 < 2 yrs amount	2 < 3 yrs amount	3 < 4 yrs amount	4 < 5 yrs amount	> 5 yrs amount	Total amount

2023

Insurance contracts:

- Direct participating contracts	30	35	32	29	29	413	568

- Without direct participation contracts	72	63	60	57	58	2,373	2,683

Investment contracts with DPF:

- Direct participating contracts	9	12	10	8	9	81	128

- Without direct participation contracts	-	-	-	-	-	-	-

Reinsurance contracts held, in a liability position	(12)	(11)	(11)	(10)	(10)	(278)	(332)

Total	98	99	92	85	85	2,589	3,047

2022

Insurance contracts:

- Direct participating contracts	28	28	25	25	25	383	514

- Without direct participation contracts	91	80	74	70	69	2,539	2,922

Investment contracts with DPF:

- Direct participating contracts	9	9	7	8	7	69	109

- Without direct participation contracts	-	-	-	-	-	-	-

Reinsurance contracts held, in a liability position	5	4	3	3	3	83	101

Total	133	120	110	106	104	3,073	3,646
No amount of the insurance contract liabilities are payable on demand (2022: 0).
Maturity analysis – financial instruments

Maturity analysis – gross undiscounted contractual cash flows (for non-derivatives)	On demand	< 1 yr amount	1 < 2 yrs amount	2 < 3 yrs amount	3 < 4 yrs amount	4 < 5 yrs amount	< 5 yrs amount	Total amount

2023

Trust pass-through securities	-	9	9	88	3	3	71	184

Subordinated loans	-	111	83	83	83	63	3,158	3,579

Borrowings	-	123	1,057	726	48	48	1,140	3,143

Investment contracts	34,464	40,059	11	8	110	23	74	74,749

Lease liabilities	-	34	29	24	21	18	114	240

Other financial liabilities	4,582	930	52	7	-	4	-	5,575

2022

Trust pass-through securities	-	10	10	10	92	3	77	200

Subordinated loans	-	113	113	85	85	85	3,309	3,792

Borrowings	-	1,312	155	2,867	61	47	594	5,036

Investment contracts	32,104	32,452	9	16	13	117	113	64,824

Lease liabilities	-	35	32	26	21	19	117	251

Other financial liabilities	4,259	623	284	54	17	-	81	5,318

								2023

Maturity analysis relating to derivatives 1) (Contractual cash flows),	On demand	< 1 yr amount	1 < 2 yrs amount	2 < 3 yrs amount	3 < 4 yrs amount	4 < 5 yrs amount	> 5 yr amount	Total amount

Gross settled

Cash inflows	-	9,757	170	171	202	145	2,560	13,004

Cash outflows	-	(9,710)	(121)	(134)	(191)	(134)	(2,458)	(12,748)

Net settled

Cash inflows	-	282	253	260	286	341	7,509	8,930

Cash outflows	-	(560)	(224)	(244)	(266)	(271)	(12,248)	(13,813)

								2022

Maturity analysis relating to derivatives 1) (Contractual cash flows),	On demand	< 1 yr amount	1 < 2 yrs amount	2 < 3 yrs amount	3 < 4 yrs amount	4 < 5 yrs amount	> 5 yr amount	Total amount

Gross settled

Cash inflows	-	15,315	156	146	155	188	2,570	18,530

Cash outflows	-	(15,250)	(104)	(103)	(123)	(180)	(2,385)	(18,146)

Net settled

Cash inflows	-	1,552	1,295	1,060	964	933	10,039	15,843

Cash outflows	-	(1,937)	(1,285)	(1,037)	(962)	(934)	(17,914)	(24,068)